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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                             Reported) July 15, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-14T1, Mortgage Pass-Through Certificates, Series 2003-32).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821              95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On June 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-32.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated June 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-32.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                       159        $    88,632,958.29       44.63%
Colorado                           6        $     5,332,646.32        2.69%
Connecticut                        7        $     4,757,790.92        2.40%
Illinois                          10        $     4,584,094.05        2.31%
Maryland                          12        $     5,391,519.31        2.71%
Massachusetts                     17        $    10,730,384.75        5.40%
New Jersey                        22        $    10,086,700.57        5.08%
New York                          30        $    13,170,287.96        6.63%
Texas                             13        $     6,564,583.75        3.31%
Virginia                          14        $     6,941,345.93        3.50%
Other (less than 2%)              89        $    42,390,887.57       21.35%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

----------
(1) The Other row in the preceding table includes 25 other states with under 2.00% concentrations individually. No more than approximately 1.483% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

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                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
619 and Below                      5        $     2,006,982.62        1.01%
620-659                           83        $    36,353,347.27       18.31%
660-699                          133        $    69,665,039.95       35.08%
700-719                           41        $    23,973,762.17       12.07%
720 and Above                    114        $    65,123,946.79       32.79%
Not Scored                         3        $     1,460,120.62        0.74%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 700.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
CLUES Plus                         1        $       427,000.00        0.22%
Full/Alternative                 115        $    62,185,109.95       31.31%
No Income/No Asset                20        $     8,405,360.98        4.23%
Preferred                         32        $    18,653,350.00        9.39%
Reduced                          154        $    74,149,625.97       37.34%
Stated Income/Stated Asset        17        $     7,165,764.53        3.61%
Streamlined                       40        $    27,596,987.99       13.90%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

                         Types of Mortgaged Properties

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                            Number of      Aggregate Principal     Percent of
Property Type             Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                          7        $     4,236,649.14        2.13%
Hi-rise Condominium                1        $       410,000.00        0.21%
Low-rise Condominium              16        $     8,119,472.23        4.09%
Planned Unit Development          81        $    43,354,436.04       21.83%
Single Family Residence          274        $   142,462,642.01       71.74%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

                                Mortgage Rates(1)

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                            Number of      Aggregate Principal      Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
      4.875                        5        $     3,613,700.00        1.82%
      5.000                       33        $    22,240,201.93       11.20%
      5.125                       44        $    24,107,761.80       12.14%
      5.250                       65        $    32,434,007.67       16.33%
      5.375                       61        $    31,052,817.19       15.64%
      5.500                       41        $    19,560,502.86        9.85%
      5.625                       32        $    17,407,759.90        8.77%
      5.750                       25        $    13,525,367.47        6.81%
      5.875                       23        $    12,352,916.52        6.22%
      6.000                       10        $     4,434,387.20        2.23%
      6.125                        6        $     2,461,416.36        1.24%
      6.250                       13        $     6,350,396.34        3.20%
      6.375                        4        $     1,727,069.79        0.87%
      6.500                        6        $     2,485,344.71        1.25%
      6.625                        2        $     1,063,567.49        0.54%
      6.750                        3        $     1,084,230.57        0.55%
      6.875                        3        $     1,235,637.05        0.62%
      7.125                        1        $       633,310.57        0.32%
      7.500                        1        $       460,122.02        0.23%
      8.500                        1        $       352,681.98        0.18%
                         -----------------------------------------------------
                                 379        $   198,583,199.42      100.00%

----------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.478% per annum.

                           Purpose of Mortgage Loans

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                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance               125        $    57,622,460.09       29.02%
Purchase                          54        $    30,644,445.96       15.43%
Rate/Term Refinance              200        $   110,316,293.37       55.55%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

                      Original Loan-to-Value Ratios(1)(2)

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Range of
Original Loan-to-           Number of      Aggregate Principal      Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                     67        $    42,252,059.14       21.28%
50.01 to 55.00                    30        $    19,973,405.75       10.06%
55.01 to 60.00                    31        $    18,618,544.41        9.38%
60.01 to 65.00                    46        $    24,915,006.27       12.55%
65.01 to 70.00                    54        $    26,413,342.31       13.30%
70.01 to 75.00                    70        $    31,577,909.52       15.90%
75.01 to 80.00                    74        $    32,161,526.69       16.20%
85.01 to 90.00                     4        $     1,545,549.29        0.78%
90.01 to 95.00                     3        $     1,125,856.04        0.57%
                         ------------------------------------------------------
                                 379        $   198,583,199.42      100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 61.60%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                       5               $ 3,202,471.85        1.61%
Owner Occupied                 362             $ 189,035,818.01       95.19%
Second/Vacation Home            12               $ 6,344,909.56        3.20%
                        -----------------------------------------------------
                               379             $ 198,583,199.42      100.00%

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(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

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Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

  $300,000.01 -   $350,000.00        33         $ 11,141,990.61        5.61%
  $350,000.01 -   $400,000.00        99         $ 37,560,583.73       18.91%
  $400,000.01 -   $450,000.00        69         $ 29,338,771.79       14.77%
  $450,000.01 -   $500,000.00        56         $ 26,550,625.68       13.37%
  $500,000.01 -   $550,000.00        28         $ 14,797,268.06        7.45%
  $550,000.01 -   $600,000.00        23         $ 13,228,021.73        6.66%
  $600,000.01 -   $650,000.00        28         $ 17,931,608.77        9.03%
  $650,000.01 -   $700,000.00         2          $ 1,397,488.75        0.70%
  $700,000.01 -   $750,000.00         6          $ 4,378,117.91        2.20%
  $750,000.01 - $1,000,000.00        16         $ 14,550,354.42        7.33%
$1,000,000.01 - $1,500,000.00        14         $ 17,893,655.94        9.01%
$1,500,000.01 - $2,000,000.00         4          $ 7,169,712.03        3.61%
Above $2,000,000.01                   1          $ 2,645,000.00        1.33%
                                 --------------------------------------------
                                    379        $ 198,583,199.42      100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $523,966.

                         Remaining Terms to Maturity(1)

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  Remaining Terms           Number of      Aggregate Principal      Percent of
to Maturity (months)     Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

      180                      261        $ 138,948,499.34            69.97%
      179                       60         $ 30,443,668.82            15.33%
      178                       12          $ 6,391,464.54             3.22%
      177                        6          $ 3,612,984.95             1.82%
      176                        8          $ 3,953,838.66             1.99%
      175                        4          $ 2,424,995.81             1.22%
      174                        7          $ 3,019,374.11             1.52%
      173                        3          $ 1,190,872.56             0.60%
      172                        9          $ 4,036,341.90             2.03%
      171                        3          $ 1,064,291.76             0.54%
      120                        5          $ 3,109,312.00             1.57%
      119                        1            $ 387,554.97             0.20%
                               ---------------------------------------------
                               379        $ 198,583,199.42           100.00%

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(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 178 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  July 15, 2003



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